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                                                                   Exhibit 10.19


                                  NET, NET, NET
                                      LEASE


        THIS LEASE dated September _____ , 1997 for reference purposes only is made between the Lessor and the Lessee named below, effective on the later of the dates set forth under their respective signatures.

                             BASIC LEASE PROVISIONS
                             ----------------------

1.  PREMISES:                As depicted on Exhibit A.

    PROJECT NAME:            UNIVERSITY BUSINESS CENTER

    BUILDING NAME:           UNIVERSITY BUSINESS CENTER

    PREMISES ADDRESS:        120 Cremona Drive
                             Santa Barbara, CA 93117

    USE OF PREMISES:         Offices, light assembly and testing

2.  LEASED AREA:             As depicted on Exhibit A.

        SQUARE FEET:         10,225 square feet

3.  LESSEE'S PERCENTAGES:

        BUILDING:            17.24%

        COMMON AREA:         4.48%

4.   INITIAL MONTHLY RENT:   $13,292.50 NNN ($1.30 per square foot per month)

                             During the initial six (6) months of the Lease term, the Lessee shall not be obligated to pay the above monthly rent provided, however, that Lessee shall be obligated to pay Building Operating Expenses and Common Area Expenses otherwise due during that six (6) month period. Lessee shall commence payment of the monthly rent on April 1, 1998.

    RENTAL DEPOSIT:          $13,292.50

    RENT ADJUSTMENT:         Rent to be increased Two Percent (2%) per annum
                             commencing on the first (1st) day of each calendar year commencing with January 1, 1999.

5.  TERM:                    Five (5) years.

6.  COMMENCEMENT DATE:       October 1, 1997; subject to Premises being timely
                             vacated by the existing lessee.

    TERMINATION DATE:        September 30, 2002

7.  SECURITY DEPOSIT:        $13,292.50
8.   BROKER(S):              Blair Hayes Commercial - Lessor
                             None - Lessee


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9.  PARKING SPACES
      PROVIDED:            Thirty (30)

10. TENANT IMPROVEMENT
      ALLOWANCE:           As provided in Section 18 of this Lease.

11.  CONDITIONS:           The obligations of the parties under this Lease are
                           subject to (i) approval by the Lessor's Lender, and
                           (ii) cancellation of an existing lease with Sapiens
                           USA, Inc. as to the premises, by September 30, 1997.

12. Submissions of this instrument for examination or signature by the Lessee does not constitute a reservation of or option for space and it is not effective as a lease or otherwise until execution by both the Lessee and the Lessor. This document will be deemed withdrawn by the Lessor if not executed by the Lessee and delivered to the Lessor by September 19, 1997.

        IN WITNESS WHEREOF, the parties hereto have executed this Lease, consisting of the foregoing basic Lease Provisions, Articles 1 through 18 which follow, and any attached Exhibits or Addendums, as of the date first above written. LESSOR:

                                          LESSOR:

Date: October 8, 1997                     UNIVERSITY BUSINESS CENTER ASSOCIATES
                                          A California General Partnership

                                          By: EAST GROUP PROPERTIES, A MARYLAND
                                              REAL ESTATE INVESTMENT TRUST

                                          By: __________________________________
                                              Name: /s/  Marshall Loeb
                                              Title:   Vice President

Date: October 9, 1997                     By: JCB LIMITED,
                                              A California Limited Partnership

                                          By: /s/  Jeff Bermant
                                              ----------------------------------
                                              Name: Jeff Bermant
                                              Title: Owner

                                          Address:
                                          --------
                                          5383 Hollister Avenue
                                          Suite No. 150
                                          Santa Barbara, CA 93111

                                          LESSEE:

Date: September __, 1997                  COMPUTER MOTION, INC.

                                          By: /s/ Gene Wang
                                              ----------------------------------
                                              Name: Gene Wang
                                              Title: Chief Executive Officer
                                              Address:
                                              130 Cremona Drive
                                              Santa Barbara, CA 93117

                                                                  EXHIBIT 10.19A

                                  NET, NET, NET
                                      LEASE

        THIS LEASE dated September _____ , 1997 for reference purposes only is made between the Lessor and the Lessee named below, effective on the later of the dates set forth under their respective signatures.

                             BASIC LEASE PROVISIONS


1.   PREMISES:               As depicted on Exhibit A.

    PROJECT NAME:            UNIVERSITY BUSINESS CENTER

    BUILDING NAME:           UNIVERSITY BUSINESS CENTER

    PREMISES ADDRESS:        120-B Cremona Drive
                             Santa Barbara, CA 93117

    USE OF PREMISES:         Offices, light assembly and testing

2.  LEASED AREA:             As depicted on Exhibit A.

    SQUARE FEET:             8,545 square feet

3.  LESSEE'S PERCENTAGES:

    BUILDING:                14.89%

    COMMON AREA:             3.68%

4.  INITIAL MONTHLY RENT:    $10,254.00 NNN ($1.20 per square foot per month)

                             During the initial six and one half (6 1/2) months of the Lease term, the Lessee shall not be obligated to pay the above monthly rent provided, however, that Lessee shall be obligated to pay Building Operating Expenses and Common Area Expenses otherwise due during that six and on half (6 1/2) month period. Lessee shall make a payment of half the monthly rent on April 15, 1998, and commence payment of the monthly rent on May 1, 1998.

    RENTAL DEPOSIT:          $10,254.00

    RENT ADJUSTMENT:         Rent to be increased Three Percent (3%) per annum
                             commencing on the first (1st) day of each calendar year commencing with January 1, 1999.

5.   TERM:                   Five (5) years.

6.   COMMENCEMENT DATE:      October 1, 1997; subject to Premises being timely
                             vacated by, and termination of the existing lease with, BioTek Solutions, Inc., as to the Premises on or before September 30, 1997.

     TERMINATION DATE:       September 30, 2002

7.   SECURITY DEPOSIT:       $10,254.00


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8.  BROKER(S):               None.

9.  PARKING SPACES PROVIDED: Twenty-six (26)

10. TENANT IMPROVEMENT
      ALLOWANCE:             As provided in Section 18 of this Lease.

11. CONDITIONS:              The obligations of the parties under this Lease are
                             subject to (i) approval by the Lessor's Lender, and
                             (ii) cancellation of an existing lease with BioTek
                             Solutions, Inc. as to the premises, by September
                             30, 1997.

12. Submissions of this instrument for examination or signature by the Lessee does not constitute a reservation of or option for space and it is not effective as a lease or otherwise until execution by both the Lessee and the Lessor. This document will be deemed withdrawn by the Lessor if not executed by the Lessee and delivered to the Lessor by September 29, 1997.

        IN WITNESS WHEREOF, the parties hereto have executed this Lease, consisting of the foregoing basic Lease Provisions, Articles 1 through 18 which follow, and any attached Exhibits or Addendums, as of the date first above written.

                                          LESSOR:

Date: October 8, 1997                     UNIVERSITY BUSINESS CENTER ASSOCIATES
                                          A California General Partnership

                                          By: EAST GROUP PROPERTIES, A MARYLAND
                                              REAL ESTATE INVESTMENT TRUST

                                          By: /s/ Marshall Loeb
                                              ----------------------------------
                                              Name: Marshall Loeb
                                              Title: Vice President

Date: October 9, 1997                     By: JCB LIMITED,
                                              A California Limited Partnership

                                          By: /s/  Jeff Bermant
                                              ----------------------------------
                                              Name: Jeff Bermant
                                              Title: Owner

                                          Address:
                                          5383 Hollister Avenue
                                          Suite No. 150
                                          Santa Barbara, CA 93111

                                          LESSEE:

Date: September __, 1997                  COMPUTER MOTION, INC.

                                          By: /s/ Gene Wang
                                              ----------------------------------
                                              Name: Gene Wang
                                              Title: Chief Executive Officer

                                          Address:
                                          130 Cremona Drive
                                          Santa Barbara, CA 93117